                                                                   EXHIBIT 10.01







                                 LOAN AGREEMENT









                                     BETWEEN



               WMPT BELLAIRE, L.P., A VIRGINIA LIMITED PARTNERSHIP
                                   as Borrower



                                       AND


                          THE HUNTINGTON NATIONAL BANK
                         a national banking association,
                                    as Lender




                                                              September 10, 2004

                                TABLE OF CONTENTS

SECTION                                                                                   PAGE NO.
- -------                                                                                   --------

1.  DEFINITIONS ............................................................................. 1
    -----------
2.  COMMITMENT TO LEND; COMMITMENT FEE ...................................................... 6
    ----------------------------------
    2.1     Maximum Loan Amount ............................................................. 6
            -----------------
    2.2     Loan Advances Evidenced by Note ................................................. 7
            -------------------------------
    2.3     Payment of Interest and Principal ............................................... 7
            ---------------------------------
    2.4     Default Rate .................................................................... 7
            ------------
    2.5     Late Charge ..................................................................... 7
            -----------
3.  LOAN DOCUMENTS .......................................................................... 7
    --------------
4.  DISBURSEMENT OF THE LOAN ............................................................... 11
    -------------------------
    4.1     Conditions Precedent ........................................................... 11
            --------------------
    4.2     Use of Loan Proceeds ........................................................... 12
            --------------------
    4.3     Disbursement Requests .......................................................... 13
            ---------------------
    4.4     Certifications; Representations and Warranties ................................. 14
            ----------------------------------------------
    4.5     Costs .......................................................................... 15
            -----
    4.6     Development Fees ............................................................... 15
            ----------------
    4.7     Loan In Balance ................................................................ 15
            ---------------
    4.8     Application of Disbursements ................................................... 15
            ----------------------------
    4.9     Payment of Interest by Lender .................................................. 16
            -----------------------------
5.  REPRESENTATIONS AND WARRANTIES ......................................................... 17
    ------------------------------
    5.1     Borrower ....................................................................... 17
            --------
    5.2     Guarantor ...................................................................... 17
            ---------
    5.3     Title .......................................................................... 17
            -----
    5.4     Improvements ................................................................... 17
            ------------
    5.5     Validity and Enforceability of Documents ....................................... 17
            ----------------------------------------
    5.6     Litigation ..................................................................... 18
            ----------
    5.7     Utilities; Authorities ......................................................... 18
            ----------------------
    5.8     Financial Statements; Solvency ................................................. 18
            ------------------------------
    5.9     Compliance with Laws ........................................................... 18
            --------------------
    5.10    Construction Contract .......................................................... 19
            ---------------------
    5.11    Subcontracts ................................................................... 19
            ------------
    5.12    Plans and specifications ....................................................... 19
            ------------------------
    5.13    Budget ......................................................................... 19
            ------
    5.14    Hazardous Materials ............................................................ 19
            -------------------
    5.15    Financing Statements ........................................................... 20
            --------------------
    5.16    Event of Default ............................................................... 20
            ----------------
    5.17    Sale Agreements ................................................................ 20
            ---------------
    5.18    Environmental Matters .......................................................... 20
            ---------------------
    5.19    The Lease ...................................................................... 20
            ---------
    5.20    Continuation of Representations and Warranties ................................. 20
            ----------------------------------------------

      6.     CASUALTIES AND CONDEMNATION ............................................................ 21
             ---------------------------
             6.1     Lender's Election to Apply Proceeds on Indebtedness............................. 21
                     ---------------------------------------------------
             6.2     Borrower's Obligation to Rebuild and Use of Proceeds Therefor................... 21
                     ------------------------------------------------------------
      7.     BORROWER'S COVENANTS.................................................................... 22
             --------------------
             7.1     Manner of Construction.......................................................... 22
                     ----------------------
             7.2     Certificate of Completion....................................................... 22
                     -------------------------
             7.3     Change Orders................................................................... 22
                     -------------
             7.4     Compliance with Laws............................................................ 23
                     --------------------
             7.5     Inspection...................................................................... 23
                     ----------
             7.6     Mechanics' Liens................................................................ 23
                     ----------------
             7.7     Release by Lender............................................................... 23
                     -----------------
             7.8     Financial Statements; Reports................................................... 24
                     -----------------------------
             7.9     Affirmation of Representations and Warranties................................... 24
                     ---------------------------------------------
             7.10    Title........................................................................... 24
                     -----
             7.11    Proceedings Affecting Property.................................................. 24
                     ---------- ------------------
             7.12    Disposal and Encumbrance of Property............................................ 25
                     ------------------------------------
             7.13    Insurance....................................................................... 25
                     ---------
             7.14    Performance of Obligations; Notice of Default................................... 25
                     ---------------------------------------------
             7.15    Subcontracts.................................................................... 25
                     ------------
             7.16    Restrictions Affecting Borrower................................................. 25
                     -------------------------------
             7.17    Use of Receipts................................................................. 26
                     ---------------
             7.18    Compliance...................................................................... 26
                     ----------
             7.19    Additional Documents............................................................ 26
                     -------------------
      8.    LOAN EXPENSES............................................................................ 26
            -------------
      9.    LENDER'S REPRESENTATIVES................................................................. 26
            ------------------------
      10.   EVENTS OF DEFAULT........................................................................ 26
            -----------------
      11.   EXERCISE OF REMEDIES..................................................................... 28
            --------------------
            11.1  Remedies........................................................................... 28
                  --------
      12.   MISCELLANEOUS............................................................................ 29
            -------------
            12.1    Additional Indebtedness.......................................................... 29
                    -----------------------
            12.2    Additional Acts.................................................................. 30
                    ---------------
            12.3    Loan Agreement Governs........................................................... 30
                    ----------------------
            12.4    Additional Advances.............................................................. 30
                    -------------------
            12.5    Amendment; Waiver; Approval...................................................... 30
                    -------------------------
            12.6    Notice........................................................................... 30
                    ------
            12.7    Benefit; Assignment.............................................................. 31
                    ------------------
            12.8    Governing Law.................................................................... 31
                    -------------
            12.9    Indemnity........................................................................ 31
                    ---------
            12.10   Headings......................................................................... 32
                    --------
            12.11   No Partnership or Joint Venture.................................................. 32
                    -------------------------------
            12.12   Time is of the Essence........................................................... 32
                    -----------------------
            12.13   Invalid Provisions............................................................... 32
                    ------------------
            12.14   Offset........................................................................... 32
                    ------

            12.15   Acts by Lender.................................................................  32
                    --------------
            12.16   Joint and Several Liability; Binding Provisions................................  33
                    -----------------------------------------------
            12.17   Counterparts...................................................................  33
                    ------------
            12.18   No Third Party Borrower........................................................  33
                    -----------------------
            12.19   Sign...........................................................................  33
                    ----
            12.20   WAIVER OF RIGHT TO JURY TRIAL..................................................  33
                    ----------------------------

                                 LOAN AGREEMENT



        This Loan Agreement ("Agreement") is dated as of September 10, 2004, by and between WMPT BELLAIRE, L.P. a Virginia limited partnership ("Borrower"), and THE HUNTINGTON NATIONAL BANK, a national banking association ("Lender").

        1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        "Applicable Rate" shall have the meaning ascribed thereto in the Note.

        "Assignment of Rents and Leases" shall mean the collateral assignment of the rents and leases of the Project, or any part thereof, to be made by Borrower to Lender to secure the Loan.

        "Borrower's Equity" shall mean the sum of $8,568,041, inclusive of proceeds of the Subordinate Loan, but excluding amounts paid to acquire a 51% interest in Ground Lessor.

        "Budget" shall mean the detailed budget of all costs to be incurred in connection with the Work, including both hard costs and soft costs, as set forth in EXHIBIT "A" attached hereto and made a part hereof.

        "Business Day" shall mean each day excluding Saturdays, Sundays and any other day on which Lender is closed for business to the public.

        "Commitment Fee" shall mean the sum of Sixty Thousand Dollars ($60,000).

        "Completion Date" shall mean January 31, 2006.

        "Construction Contract" shall mean that certain agreement between Borrower and the Contractor dated August 31, 2004, regarding the construction of the Improvements.

        "Consultant" shall mean C.D. Construction Consulting, Inc. or such other Person hereafter designated as such by the Lender.

        "Contract Assignment" shall mean the Assignment of even date herewith by Borrower to Lender of the Construction Contract, together with all plans, specifications, permits and licenses relating to the Project.

        "Contractor" shall mean J.T. Vaughn Construction Company, Inc.

        "Deed of Trust" shall mean the Deed of Trust, Security Agreement and Fixture Filing encumbering the Real Property of even date herewith made by Borrower and Ground Lessor to Lender to secure the Loan.

        "Default Rate" shall mean the Interest Rate plus four percent (4.0%) per annum.

     "Event of Default" shall have the meaning ascribed to it in Section 10 of this Agreement.

     "Force Majeure" shall mean acts of God, acts of a public enemy, terrorist activities, fires, floods, wars, civil disturbances, sabotage, accidents, insurrections, blockades, embargoes, storms, severe weather, explosions, damage to improvements constructed, labor disputes (whether or not the employees' demands are reasonable and within the party's power to satisfy), government restrictions or regulations, acts of any Governmental Authority (whether civil or military, foreign or domestic), all perils of the seas and other waters, failure or delay of third parties or Governmental Authorities from whom a party is obtaining or must obtain licenses, permits, approvals, rights of way, easements, franchises, machinery, materials, equipment, transportation, independent contractor's services or supplies to grant or deliver the same, or inability to obtain labor, services, materials, equipment or transportation or other causes beyond the control of the party responsible for performing an obligation hereunder.

     "Ground Lease" shall mean that certain Reserve "A" Houston Orthopedic Surgical Hospital Amended and Restated Ground Lease Agreement entered into by Borrower and Ground Lessor dated as of August 27, 2004.

     "Ground Lessor" shall mean WMPT Bellaire HP, L.P., a Virginia limited liability company.

     "Guarantor" shall mean the Trust.

     "Guaranty" shall mean the unconditional guaranty of payment and completion executed by the Trust.

     "Hazardous Materials" shall mean and include any and all hazardous, toxic or dangerous substances, wastes and materials and other pollutants and contaminants as defined or described in any or all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations, orders or decrees (other than medical wastes created and disposed in accordance with applicable laws in the ordinary course of Tenant's business or any other tenant hereafter occupying any part of the Improvements) now or hereafter regulating, relating to or imposing liability or standards of conduct with respect to environmental matters, including, without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1 801 et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984 (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977 and the Water Quality Act of 1987 (33 U.S.C. Section 1251 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. Section 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11001 et seq.), the Clear Air Act of 1966, as amended (42 U.S.C. Section 7401 et seq.), the National Environmental Policy Act of 1970 (42 U.S.C. Section 43 21 et seq.), the Rivers and Harbours Act of 1899 (33 U.S.C. Section 401 et seq.), the Endangered Species Act of 1973, as amended (16 U.S.C.

section 1531 et seq.), the Safe Drinking Water Act of 1974, as amended (42 U.S.C. section 300(f)-9 seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. section 651 et seq.) and all rules, regulations and guidance documents promulgated or published thereunder, all a amended or hereinafter amended. Without intending to limit the scope or breadth of the foregoing definition, the term Hazardous Materials shall include asbestos, urea formaldehyde, polychlorinated biphenyls, crude oil, radioactive materials and underground storage tanks.

     "Improvements" shall mean orthopedic hospital facility containing approximately 126,000 square feet of floor space, 64 in-patient beds, 10 operating rooms and a parking deck with 114 parking spaces to be constructed upon the Land, all paving, lighting, landscaping, amenities, utility lines and equipment and all other site improvements and all other improvements located on the Land in substantial accordance with the Plans and Specifications.

     "Indemnity Agreement" shall mean the environmental indemnity agreement of even date herewith made by Borrower and Guarantors in favor of Lender.

     "Intercreditor Agreement" shall mean, collectively, that certain Intercreditor Agreement and that certain Standstill Agreement, both between Lender and Subordinate Lender of even date herewith relating to the Loan and the Subordinate Loan.

     "Interest Rate" shall have the meaning set forth in the Note.

     "Initial Advance" shall mean the first draw or disbursement made from the proceeds of the Loan.

     "Land" shall mean the tract of land consisting of approximately 2.35 acres of real estate, located in Harris County, Texas and legally described in EXHIBIT "B" attached hereto in which Borrower has a leasehold interest.

     "Limited Guarantors" shall mean the parties listed in Schedule 1 attached hereto.

     "Limited Guaranty" shall mean those certain Limited Guaranty of Payment executed by the parties listed in Schedule 1 attached hereto.

     "Loan Advance" shall mean a disbursement of all or any portion of the Loan.

     "Loan" shall mean the Twenty-Four Million Dollar ($24,000,000) construction loan to be made by Lender to Borrower pursuant to the terms hereof.

     "Loan Documents" shall mean this Agreement, the Deed of Trust, the Note, the Assignment of Rents and Leases, the Contract Assignment, the Guaranty, the Limited Guarantees, the Indemnity Agreement, and every other document now or hereafter evidencing, securing or otherwise executed in conjunction with the Loan, together with all amendments and modifications thereof.

     "Loan Expenses" shall mean the expenses, charges, costs (including both hard costs and soft costs) and fees of Lender relating to the making, administration, negotiation, documentation or any other aspect of the Loan or relating to the performance of the Work, including, without limitation, Lender's reasonable attorneys' fees and costs in connection with the negotiation, documentation and enforcement of the Loan, the fees of the Consultant, all recording fees and charges, title insurance charges and premiums, escrow fees, costs of surveys and of other bonds required by the Title Company in connection with clearing title to the Real Property or the issuance of title reports, binders, policies and the like, and all other costs, expenses, charges and fees referred to in or necessitated by the terms of this Agreement or any of the other Loan Documents.

     "Master Lease" shall mean that certain Houston Orthopedic Surgical Hospital Amended and Restated Lease Agreement between Borrower and Tenant dated as of April 27, 2004.

     "Maturity Date" shall mean September 1, 2006.

     "Maximum Amount" shall mean $24,000,000 being the maximum aggregate amount of the Loan, as such amount may be reduced in accordance with the terms of this Agreement.

     "Note" shall mean that certain promissory note of even date herewith evidencing the Loan, executed by Borrower payable to the order of Lender in the original principal amount of $24,000,000.

     "Permitted Exceptions" shall mean the exceptions to the title of the Real Property listed on EXHIBIT "C" attached hereto and the Subordinated Loan Documents.

     "Person" shall mean any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, governmental body or other entity, whether acting in an individual, fiduciary or other capacity.

     "Personal Property" shall mean and include any and all furniture, furnishings, appliances, equipment and all fixtures (to the extent such fixtures are attached in a manner so as not to be deemed to be part of the Real Property) owned by Borrower to be located in the Improvements or otherwise at the Land which will be used or usable in connection with the operation of the Improvements and which will be owned, leased or otherwise possessed by Borrower or any of its affiliates, including all of such personal property contemplated under the Plans and Specifications.

     "Plans and Specifications" shall mean, collectively, the architectural and engineering plans and specifications relating to the Work or any portion thereof, all of which must be acceptable to Lender in its reasonable discretion, as listed on EXHIBIT "D" attached hereto as the same are supplemented from time to time.

     "POB Parcel" shall mean that certain 2.331 acre parcel of real estate located in Harris County, Texas described in Exhibit E attached hereto.

     "Principal Balance" shall mean the unpaid principal balance of the Loan outstanding from time to time.

     "Project" shall mean the specialty hospital facility consisting of the Land and the Improvements, together with the Personal Property.

     "Project Costs" shall mean the following, all as more specifically set forth in the Budget:

          (a) The actual hard costs of completing construction of the Improvements and the costs of the Personal Property;

          (b) Premiums for title, casualty, liability and other insurance required by Lender;

          (c)  the cost of recording and filing the applicable Loan Documents;

          (d) Interest, fees and similar charges payable by Borrower to Lender hereunder or under the Note;

          (e)  Legal and other closing costs;

          (f) Government fees for permits or other matters, Architectural, engineering, survey, geotechnical, environmental and other consulting fees and testing fees;

          (g) Rent payable under the Ground Lease during the construction period;

          (h)  Pre-construction developments costs as set forth in the Budget;

          (i) The direct costs of HADC personnel assigned to the Project and on site costs of its project manager and reimbursable expenses related thereto;

          (j) Such other soft costs (including contingency) as may be set forth in the Budget or as may be hereafter approved in writing by Lender; and

          (k)  All other Loan Expenses.

     "Real Property" shall mean the Land, the Improvements and all easements and appurtenants thereto.

     "Soil Report" shall mean the soil test report as described in Section 3(v) below.

     "Subcontracts" shall mean all subcontracts now or hereafter entered into by the Contractor for the construction of any of the Improvements or the installation of any of the Personal Property.

     "Subordinate Lender" shall mean The Huntington Real Estate Investment Company, an Ohio corporation.

     "Subordinate Loan" shall mean the Five Million Dollars ($5,000,000) loan to Borrower by the Subordinate Lender.

     "Subordinated Loan Documents" shall mean, collectively, all loan documents and agreements by and between Borrower and Subordinate Lender evidencing the Subordinate Loan including the Intercreditor Agreement.

     "Survey" shall mean the plat of survey of the Real Property as described in Section 3(h) below.

     "Tenant" shall mean Houston Orthopedic Surgical Hospital, L.L.P., a Texas Limited liability partnership.

     "Title Company" shall mean Fidelity National Title Insurance Company.

     "Title Policy" shall mean the title insurance policy described in Section 3(j) below.

     "Trust" shall mean Windrose Medical Properties Trust, a Maryland real estate investment trust.

     "Work" shall mean the performance of all work to be performed and the supplying of all materials to be supplied in connection with the building, furnishing, fixturing and equipping of the Improvements, all in accordance with the provisions of this Agreement and with the Plans and Specifications, the Budget and other documentation approved by Lender.


2.   COMMITMENT TO LEND; COMMITMENT FEE.

     2.1 Maximum Loan Amount. Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, an amount not to exceed the Maximum Amount for the purposes, upon the terms and subject to the conditions contained in this Agreement. Notwithstanding anything contained in this Article 2 to the contrary, Loan Advances shall be limited to such amounts as Borrower is eligible to receive pursuant to, and upon compliance with, the conditions of
Article 4 hereof. The proceeds of the Loan disbursed to Borrower shall be used by Borrower solely for the purpose of paying the Project Costs. Borrower may prepay the Loan in accordance with the terms of the Note.

         2.2 Loan Advances Evidenced by Note. All Loan Advances of the Loan hereunder shall be evidenced by the Note, which shall be executed and delivered by Borrower simultaneously with the execution of this Agreement.

         2.3 Payment of Interest and Principal. The payment of interest and principal shall be governed by the provisions of the Note; provided, however, that Borrower hereby unconditionally and irrevocably authorizes and directs Lender, to disburse form the Interest Reserve established pursuant to Section
4.9 below, the amount of the monthly interest payments then owing to Lender under the Note and to apply said amounts to said interest payments. Any amounts disbursed from the Interest Reserve shall become part of the outstanding principal balance and interest thereon shall accrue and be payable as provided in the Note. Principal and interest on the Loan shall be due and payable in accordance with the terms of the Note.

         2.4 Default Rate. At any time, after the Maturity Date or otherwise when an Event of Default exists under this Agreement or any of the other Loan Documents, the Principal Balance and any other amounts then owing by Borrower to Lender shall bear interest at the Default Rate.

         2.5  Late Charge. If any payment of interest or principal due under a
Note is not made within five days after such payment is due, then, in addition to the payment of the amount so due, Borrower shall pay to Lender a "late charge" of three cents (3(cents)) for each whole dollar so overdue to defray part of the cost of collecting and handling such late payment.

3. LOAN DOCUMENTS. Prior to the first Loan Advance pursuant to this Agreement, Borrower shall execute and deliver to Lender those of the following documents required to be executed by Borrower and shall cause to be executed and delivered to Lender those of the following documents required to be executed by others, all of which documents shall contain such provisions as shall be required to conform to this Agreement and otherwise shall be satisfactory in form and substance to Lender.

                  (a)  The Note.

                  (b)  The Guaranty.

                  (c)  The Limited Guaranties.

                  (d) The Deed of Trust together with the UCC financing statements perfecting the security interests created by the security agreement granted thereunder.

                  (e)  The Assignment of Rents and Leases.

                  (f)  The Indemnity Agreement.

                  (g) The Contract Agreement, together with the consents thereto by the Contractors.

                  (h) Three copies of a plat of survey (the "Survey") prepared and certified by a registered surveyor licensed in Texas in compliance with the minimum detail requirements most recently established by ALTA/ACSM (for a Class A Survey), including, without limitation: the boundaries and legal descriptions of the Land; the location of all existing improvements on the Land; the area of the Land in square feet and acres (to the nearest one one-hundredth of an acre); the location of all set-back lines, rights-of-way, easements and public utilities; the location of all abutting roadways, streets, and alleys; the location of utility services and storm drain and sewer facilities; and showing any encroachments by improvements on the Land over easements or adjoining property and showing any encroachments from adjoining property onto the Land. The Survey shall be of a current date and shall be certified in favor of Lender and the Title Company. All matters shown on the Survey must be reasonably and acceptable to Lender.

                  (i) Evidence that the following insurance coverages are in effect with respect to the Project and in a form satisfactory to Lender.

                           (i) All-Risk Builder's Risk Insurance issued with respect to the Project in an amount equal to not less than the full aggregate amount of the Construction Contract, together with extended coverage, vandalism and malicious mischief coverage, and such other coverage as may be required by Lender;

                           (ii)  Comprehensive general public liability
                  insurance in such an amount as may be required by Lender;

                           (iii) Workers' compensation insurance and employer's
                  liability insurance for all contractors and subcontractors in such amounts as may be required by Lender;

                           (iv) Flood Insurance if the Land is located in an area designated as a special flood hazard area by any governmental authority having jurisdiction over the Land; and

                           (v) Such other insurance coverages as Lender may reasonably require.

All policies of insurance required to be maintained by Borrower shall be issued by companies satisfactory to Lender and shall have coverages and endorsements and be written for such amounts as Lender may reasonably require. All policies of insurance shall (x) name Lender as mortgagee or additional named insured, as the case may require, and (y) provide that the policies may not be canceled or modified without thirty days prior written notice to Lender.

                  (j) an ALTA Loan Policy of Title Insurance issued by the Title Company in the full amount of the Loan insuring that the Deed of Trust will be prior lien upon the fee simple title to the Real Property to the extent of advances made by Lender from time to time under this Agreement, subject to no liens, claims, exceptions or encumbrances except the Permitted Exceptions and mechanic lien claims insured over by the Title Company in a manner satisfactory to Lender and containing the following endorsements:

                           (i)    Endorsements for Interim Certification;

                           (ii) Comprehensive Endorsement No. 1 (in form modified for construction loans);

                           (iii)  Vehicular Access Endorsement;

                           (iv)   Survey/Legal Description Endorsement;

                           (v)    Environmental Lien Endorsement;

                           (vi)   Contiguity Endorsement; and

                           (vii) Such additional endorsements as may be reasonably required by Lender based upon its review of the Title Policy and Survey.

                  (k) Copies of such documents, if any, as Borrower has provided the Title Company in connection with the issuance of the Title Policy.

                  (l) Copies of all recorded documents described in the Title Policy.

                  (m) Uniform Commercial Code searches covering the Guarantors and federal and state tax lien and judgment searches covering the Guarantors.

                  (n) Certificate of the general partner of Borrower with (i) Certificate of Limited Partnership, (ii) Limited Partnership Agreement,
         (iii) Incumbency Certificate, (iv) Certificate of Existence issued by the Secretary of State of Virginia, (v) a Certificate of Qualification issued by the Texas Secretary of State and (vi) Resolutions authorizing this transaction.

                  (o) Certificate of a member of Ground Lessor with (i) Articles of Organization, (iii) Incumbency Certificate, (iii) Certificate of Existence issued by the Secretary of State of Virginia, and (iv) Resolutions authorizing the Deed of Trust.

                  (p) Certificate of an officer of Guarantor with Resolutions authorizing the Guaranty.

                  (q)   An executed copy of the Construction Contract.

                  (r) Copies of all applicable zoning ordinances and all zoning proceedings relating to the Project.

                  (s) One or more certificates executed by the Contractor certifying the following:

                           (i) the Plans and Specifications prepared by the Architect and the Engineer, as applicable, are significantly complete and to provide a Guaranteed Maximum Price ("GMP") and build the Project and to conform to all applicable laws;

                           (ii) if the Project is constructed in accordance with such Plans and Specifications (as completed), upon completion the Project will comply with all applicable zoning, subdivision, land use, building, landmark, occupational health and safety, environmental and pollution control laws, statutes, codes, ordinances and regulations; and

                           (iii)   all permits necessary to start the
                  construction of the Project have been issued or can be obtained or sufficient evidence thereof can be obtained.

                  (t) One set of the Plans and Specifications, which have been approved by Borrower and the Contractor. The Plans and Specifications are subject to approval by Lender, which will not be unreasonably withheld.

                  (u) Certified copies of the Construction Contracts, all licenses, permits and governmental approvals necessary to start the construction, use or operation of the Project and all other documents and instruments relating to performance of the Work.

                  (v) Opinion letter from counsel for Borrower, the Guarantors and the Ground Lessor in a form satisfactory to Lender.

                  (w) An opinion of counsel for the Tenant that the use of the Project as a specialty hospital has been grandfathered under the applicable regulations of the United States Department of Health and Human Services.

                  (x) A soil test report prepared by a licensed soil engineer approved by Lender and otherwise satisfactory in all respects to Lender containing, among other things, boring logs and the locations of all borings and confirming that no condition exists with respect to the Land which would cause subsidence of any portion of the Land and showing that no state of facts exists which would adversely affect the completion of the Work in accordance with the Plans and Specifications or would require any costs with respect thereto not otherwise provided for in the Budget.

                  (y) Evidence that (i) no portion of the Project on which Improvements are to be built under the Plans and Specifications is located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, or if any portion of the Project is so located, evidence that flood insurance is in effect; and
         (ii) no
         portion of the Land is located in a federally, state or locally designated wetland or other type of government protected area.

                  (z) Certified copies of all service contracts, management agreements, development agreements and other agreements affecting the use, development or operation of the Project, if any.

                  (aa) A satisfactory report prepared by an environmental engineer approved by Lender and otherwise satisfactory in all respects to Lender.

                  (bb)  The Ground Lease.

                  (cc)  The Master Lease.

                  (dd) An appraisal prepared by an appraiser satisfactory to Lender and indicating that the fair market value of the Project, as stabilized, is not less than $32,000,000, which has been received and approved by Lender.

                  (ee)  The Intercreditor Agreement.

                  (ff) Such other assignments, certificates, opinions and other documents, instruments and information affecting or relating to Lender's interest in the Project or the use, operation, development or construction of the Project as Lender may reasonably require.

4.       DISBURSEMENT OF THE LOAN

        4.1 Conditions Precedent. The obligation of Lender to make the initial and each subsequent disbursement of the Loan under this Agreement shall be conditioned upon and subject to the payment to Lender of all loan fees then owing from Borrower to Lender and to satisfaction of all the following conditions.

                  (a) All representations and warranties contained in this Agreement and in the other Loan Documents shall be true in all material respects on and as of the date of such disbursement.

                  (b) Borrower shall have performed all of its obligations under all Loan Documents which are required to be performed on or prior to the date of such disbursement.

                  (c) The Loan shall not be "out of balance" as determined under Section 4.7 below, and the disbursement shall not cause the Loan to be "out of balance."

                  (d) Lender shall have received an inspection report of the Consultant certifying the percentages of completion of the components of the Work and setting forth the amount authorized for disbursement and such other matters as Lender may reasonably require (including compliance of the Work with the Plans and Specifications). Notwithstanding anything contained in this Agreement to the contrary, all inspections of the Work made by Lender, the Consultant or their respective agents, employees and the designees shall be solely for Lender's own information and shall not be deemed to have been made for or on account of Borrower or any other party. Borrower hereby relieves Lender of any and all liability or responsibility relating in any way whatsoever to the construction of the Project, including but not limited to, the work thereat, the material or labor supplied in connection therewith, and any errors, inconsistencies or other defects in the Project or the Plans and Specifications.

                 (e) There shall be no material adverse change in financial condition of any of Borrower, Guarantor or the Project from that reflected in the financial statements of Borrower, Guarantor and the Project furnished to Lender in connection with the Lease.

                 (f) Borrower shall have delivered to Lender certificates from the Contractor stating that the portion of the Project that has been completed was constructed in substantial accordance with the Plans and Specifications prepared by the Architect and Engineer, as applicable, and complies with all applicable zoning, subdivision, land use, building, landmark, occupational health and safety, environmental and pollution control laws, statutes, codes, ordinances or regulations, and does not require any variances therefrom, or is in compliance therewith, as the case may be. In addition, Borrower shall have delivered to Lender copies of all licenses and building permits necessary for commencement and completion of the Work for which such disbursement is being requested, all of which shall be unconditional.

                 (g) If any portion of the requested disbursement is for the payment of fees owing by Borrower to any broker, then Borrower shall have delivered to Lender a waiver of lien rights executed by such broker and otherwise in a form satisfactory to Lender

                 (h) No Event of Default shall have occurred and no event or condition, which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall then exist.

                 (i) Borrower shall have provided satisfactory evidence to Lender of its investment in the Project, including the Subordinate Loan, of not less than the Borrower's Equity.

                 (j) The POB Parcel shall have been acquired by WMPT Bellaire POB, L.P., and Lender shall have received satisfactory evidence that the professional office building to be located thereon has been at least eighty percent (80%) pre-leased.

        4.2 Use of Loan Proceeds. The proceeds of the Loan disbursed to Borrower shall be used by Borrower solely for the purpose of paying (or reimbursement to others for payment of) items of Project Costs actually incurred by Borrower. No disbursement of the Loan will be made until such time as the Borrower's Equity is fully disbursed.

         4.3  Disbursement Requests.

              (a) During each month, Borrower shall, subject to the conditions set forth herein and in the Loan Documents, request disbursements of the Loan to pay the actual costs incurred in connection with the construction and development of the Project. All disbursements shall be made by Lender within ten days of receiving a draw request and all other documentation or information required hereunder, from Borrower.

              (b) Lender shall not be required to make more than one Loan disbursement in any given 30 day period. Lender may at any time take such action as it deems appropriate to verify that the conditions precedent to each disbursement have been satisfied, including, without limitation, verification of any amounts due under the Construction Contract or any Subcontract. Borrower agrees to cooperate with Lender in any such action. If in the course of any such verification, any amount shown on the contract entered into for the performance of any portion of the Work (including the Construction Contract or any Subcontract), or any application for payment, sworn statement or waiver of lien is subject to a possible discrepancy, such discrepancy shall be eliminated by Borrower to Lender's reasonable satisfaction. Each request for disbursement shall be made by a letter from an authorized agent of Borrower addressed to Lender, specifying in detail the amount and mode of each disbursement and accompanied by the following, all in form and substance satisfactory to Lender.

                   (i) An Owner's Sworn Statement and disbursement request, including an allocation among line items in the Budget, of all hard costs of construction so requested;

                   (ii) A Contractor's Application for Payment and Sworn Contractor's Statement, together with (A) a statement of a duly authorized agent of the Contractor that all items of construction cost have been incorporated into the Project in accordance with the Plans and Specifications, and (B) waivers of lien from each contractor, subcontractor to whom payment is to be made, with respect to previous disbursements;

                   (iii) Evidence (including invoices and contracts) showing the propriety of each non-construction cost item for which payment is requested and such supporting data as Lender may reasonably require to enable Lender to verify the correctness thereof;

                   (iv) Certificates of the Contractor and the Consultant stating that each of them has made diligent investigation and that based on such investigation all Work performed to the date of the request for disbursement has been completed in substantial accordance with the Plans and Specifications and certifying (A) the percentage of completion of each component of the Work, (B) that there has been no material deviation from the contract amount under the Construction Contract or any Subcontract or the projected time of completion of any component of the Work, (C) the total cost to complete the Work, (D) and that after giving effect to all amounts previously certified for payment, plus the amount then requested, the remaining uncertified and undisbursed funds will be sufficient to pay all known costs required to complete the Work in accordance with the Plans and Specifications;

                       (v) Copies of all licenses and permits (including building permits) necessary for construction and completion of the Work with respect thereto; and

                       (vi) Such other documents, assignments, certificates and
               opinions as are required by the Title Company, or as may be reasonably required by Lender.

               (c) Notwithstanding anything contained in this Agreement to the contrary, Lender shall not be required to make any disbursement of the Loan pursuant to this Agreement until the Title Company is prepared to issue an endorsement to the Title Policy updating the same to the date of such disbursement and increasing the amount of coverage (including mechanic's lien coverage) thereunder by the amount so disbursed, and insuring the lien of the Deed of Trust to be superior to all defects in title other than the Permitted Exceptions.

          4.4 Certifications; Representations and Warranties. Each request for disbursement by Borrower shall constitute (a) Borrower's certification that the representations and warranties contained in Article 5 below are true and correct in all material respects as of the date of such request, (b) Borrower's certification that Borrower is in compliance with the conditions contained in this Article 4, and (c) Borrower's representation and warranty to Lender, with respect to the Work, materials and other items for which payment is requested that (i) such Work and materials have been incorporated into the Project, free and clear of liens and encumbrances, (ii) the value thereof is as estimated therein, (iii) such Work and materials substantially conform to the Plans and Specifications, this Agreement and all applicable statutes, laws, ordinances, rules and regulations, and (iv) the requisitioned value of such Work and materials and the amounts of all other items of cost for which payment is requested by Borrower have theretofore been in fact paid for in cash by Borrower or the same are then due and owing by Borrower and (unless Lender disburses funds directly to the parties performing the Work or to the Title Company) will in fact be paid in cash by Borrower within five days after Borrower's receipt of the requested disbursement. Neither review nor approval by Lender or requests for disbursement or any information contained therein or any other information provided to Lender in accordance with the other provisions of this Article 4 shall constitute the acceptance or approval by Lender of any portion of the Work or any such information except for the purpose of making the requested disbursement.

         4.5 Costs. For purposes of this Agreement, including without limitation, Section 4.3 hereof, (a) the cost of labor and material furnished for the Work shall be deemed to be incurred by Borrower when the labor and material have been incorporated into the Project and the payment therefor is due and payable, (b) the cost of services (other than labor included in the Work) shall be deemed to be incurred by Borrower when the services are actually rendered and the payment therefor is due and payable, (c) real estate taxes, interest and insurance premiums shall be deemed to be incurred by Borrower when such items become due and payable, and (d) any other costs shall be deemed to be incurred by Borrower when the payment therefor is due and payable, but not before the value to be received in return for such cost has been received by Borrower.

         4.6 Development Fees. No proceeds of the Loan will be disbursed for development fees but project management direct costs and reimbursable expenses will be paid to HADC as set forth in the Budget.

         4.7 Loan In Balance.

                  (a) At all times prior to the Maturity Date, (i) the undisbursed proceeds from the Loan together with the undisbursed amount of the Borrower's Equity and the Subordinate Loan, shall be sufficient to pay all Project Costs remaining unpaid through the projected date on which the Improvements will be substantially completed.

                  (b) If Lender reasonable determines that the undisbursed proceeds from the Loan together with the undisbursed amount of the Borrower's Equity and the Subordinate Loan, are insufficient to pay all Project Costs remaining unpaid through the projected date on which the Improvements will be substantially completed, then the Loan shall be deemed "out of balance" to the extent of such excess.

                  (c) If Lender reasonably deems the Loan to be out of balance as aforesaid, Borrower shall, within ten days after written request by Lender, deposit with Lender an amount equal to the excess amount. The sums thus deposited with Lender will be disbursed by Lender to complete the Work prior to any further disbursement of proceeds of the Loan (or, if the Work has been completed, to the repayment of the Principal Balance). If such deposit is not made within such time, an Event of Default shall be deemed to have occurred. No interest shall be payable to Lender on such amounts when disbursed to pay the cost of any Work.

                  (d) Borrower shall be entitled to reallocate among line items in the Budget without obtaining Lender's prior written consent, so long as such reallocation does not result in an increase in the Project Budget. The amount allocated to the contingency and the interest reserves line shall, at all times, be an amount reasonably acceptable to the Lender.

         4.8 Application of Disbursements.

              (a) Lender shall make each requested disbursement of the Loan to an account maintained by Borrower with Lender within ten days after all of the conditions precedent to such disbursement set forth in
         Section 4.1 above have been satisfied and all documentation required under Section 4.3 above has been delivered to Lender.

              (b) Notwithstanding the foregoing, Lender shall not be responsible, liable or obligated to the contractors, sub-contractors, suppliers, materialmen, laborers, architects, engineers, or any other parties, for services or work performed, or for goods delivered by them or any of them, in and upon the Land or employed directly or indirectly in the performance of the Work, or for any debts or claims whatsoever accruing in favor of any such parties and against Borrower or others, or against the Project. It is expressly understood and agreed that Borrower is not and shall not be an agent of Lender for any purpose whatsoever. Without limiting the generality of the foregoing, advances made at Lender's option, directly to any contractor, subcontractor or supplier of labor or materials, or any other party, shall not be deemed a recognition by Lender of any third party beneficiary status of any such person or entity.

              (c) Borrower covenants and agrees that it shall receive all Loan Advances to be made hereunder by Lender as a trust fund and that Borrower shall withdraw and use said funds solely for the payment of the bills for the labor and materials used in the performance of the Work for which such Loan funds were requested by Borrower, and for the payment of the other items of Project Cost for which such Loan proceeds were requested by Borrower, and for no other purpose whatsoever; however, nothing herein shall impose upon Lender any obligation whatsoever to see to the proper application of any such monies by Borrower.

              (d) Whenever so requested by Lender, Borrower shall promptly furnish Lender written evidence reasonably satisfactory to Lender that all monies theretofore advanced by Lender pursuant to this Agreement have actually been paid or applied in payment of the cost of performance of the Work and in payment of the other items of Project Cost for which such funds were advanced by Lender, and until such evidence is produced, at the option of Lender, no future or additional payments or Loan Advances need be made hereunder.

         4.9 Payment of Interest by Lender. Proceeds of the Loan shall be allocated to an interest reserve (the "Interest Reserve") as set forth in the Budget approved by Lender. All accrued interest on the Loan shall be paid from the Interest Reserve until fully disbursed and thereafter from rental income received by Borrower under the Master Lease. Borrower hereby authorizes Lender on the first day of each month during the term of the Loan (and on any other date on which interest is due under the Note) to disburse to itself from the undisbursed proceeds of the Interest Reserve to pay all then accrued and unpaid interest on the Loan; provided, however, that such authorization shall not be deemed to limit, reduce or otherwise affect Borrower's obligation to pay interest if (a) there are no remaining amounts in the Interest

Reserve, or (b) Lender is entitled to withhold disbursement of the Interest Reserve for any reason.

5. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to execute this Agreement and to make the Loan, Borrower represents and warrants to Lender as follows:

         5.1 Borrower. Borrower is a duly formed limited liability company validly existing in the State of Virginia, duly qualified to conduct business in the State of Texas, and has full power and authority to execute and deliver the Loan Documents and to perform its obligations hereunder and thereunder. The Limited Partnership Agreement of Borrower dated as of August 26, 2003, a copy of which has been furnished to Lender, is in effect, unamended and are the true, correct and complete documents relating to Borrower's governance. The Certificate of Limited Partnership dated as of January 16, 2003, and as amended February 28, 2003 and April 9, 2003 creating Borrower, a copy of which has been furnished to Lender, is in effect, unamended and is the true, correct and complete document relating to Borrower's creation and governance. Borrower has fully complied with all applicable securities and other laws and regulations in connection with the formation of Borrower and the sale and offer for sale of interests therein.

         5.2 Guarantor. Guarantor has full power and authority to execute the Guaranty, the Indemnity Agreement and all other Loan Documents executed by it and to perform its obligations thereunder.

         5.3 Title. At closing Borrower will own good and marketable leasehold title to the Real Property. The Real Property is owned free and clear of all liens, claims and encumbrances, except the Permitted Exceptions.

         5.4 Improvements. Subject to the terms and conditions contained in this Agreement, Borrower intends to improve the Land with the Improvements. The Work will be performed in substantial accordance with the provisions of the Plans and Specifications and the Budget and all of the other requirements of this Agreement.

         5.5 Validity and Enforceability of Documents. Upon the execution and delivery of the Loan Documents, the Loan Documents shall be valid and binding upon the Borrower and Guarantor in accordance with the respective provisions thereof, and enforceable in accordance with the respective provisions thereof, subject only to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditor's rights. Execution, delivery and performance of the Loan Documents do not and will not contravene, conflict with, violate or constitute a default under the Certificate of Limited Partnership creating Borrower, the Limited Partnership Agreement of Borrower, or any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower or Guarantor is a party or is bound or which is binding upon or applicable to the Project or any portion thereof.

         5.6 Litigation. There is not any condition, event or circumstance existing, or any litigation, arbitration, governmental or administrative proceeding, action, examination, claims or demand pending or, to the best of Borrower's knowledge after due inquiry, threatened affecting Borrower, Guarantor or the Project, or involving the validity or enforceability of the Loan Documents or involving any risk of a judgment or liability which, if satisfied, would have a material adverse effect on the financial condition, business or properties of Borrower, Guarantor or the priority of the lien of the Deed of Trust, or which would prevent Borrower or Guarantor from complying with or performing its obligations under this Agreement, the Note, the Guaranty or any of the other Loan Documents within the time limits set forth therein for such compliance or performance and no basis for any such matter exists.

         5.7 Utilities; Authorities. All utilities necessary for use, operation and occupancy of the Project (including, without limitation, water, storm sewer, sanitary sewer and drainage, electric, gas and telephone facilities) are or will, as a result of the development of the Project, be available at the boundaries of the Land (or in the streets adjoining the Land), and all requirements for the use of such utilities have been fulfilled. All building, zoning, safety, health, fire, water district, sewerage and environmental protection agency permits and other licenses and permits which are required by any governmental authority for construction of the Improvements, and the use, occupancy and operation of the Project as a specialty hospital (other than approvals of healthcare governmental authorities regarding the operation of the facility as a hospital that are to be obtained by the owner of the hospital operations) in accordance with the Plans and Specifications have been obtained by or furnished to Borrower and are in full force and effect or will be obtained by and maintained in full force and effect by Borrower when and as required by any governmental authority.

         5.8 Financial Statements; Solvency. All financial statements submitted to Lender relating to Borrower and the Guarantor are true, complete and correct, and have been prepared in accordance with sound accounting principles consistently applied and fairly present the financial condition of the Person to which they pertain and the other information therein described and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statement submitted or this Agreement. No material adverse change has occurred in the financial condition of Borrower, or Guarantor since the dates of each such financial statements. Borrower and Guarantor are able to pay their respective debts as such debts become due, and they have capital sufficient to carry on their respective present businesses and transactions and all businesses and transactions in which they are about to engage and neither Borrower nor Guarantor (i) are bankrupt or insolvent, (ii) have made an assignment for the benefit of its or his creditors, (iii) have had a trustee or receiver appointed, (iv) have had any bankruptcy, reorganization or insolvency proceedings instituted by or against it or him, or (v) shall be rendered insolvent by its or his execution, delivery or performance of this Agreement, the Loan Documents or by the transactions contemplated hereunder and thereunder.

         5.9 Compliance with Laws. Upon completion of the Work in substantial accordance with the Plans and Specifications, the Project and the use, occupancy and operation (subject to the acquisition of appropriate healthcare governmental authorities approvals and certifications by the owner of the hospital operations) thereof for their intended purposes will not, violate any laws, statutes, ordinances, rules, orders or regulations of any kind whatsoever (including without limitation, those relating to environmental protection, water use, zoning, building, fire, health or safety), any contractual arrangements with third parties or any covenants, conditions, easements, rights of way or restrictions of record. Neither Borrower nor any agent thereof has received any notice, written or otherwise, alleging any such violation, which violation has not previously been cured. Upon completion of the Work in accordance with the Plans and Specifications, the Project will be in full compliance and conformity with all zoning requirements, including without limitation, those relating to setbacks, height, parking, floor area ratio, fire lanes and percentage of land coverage. Except for certain space in the adjoining medical office building to be located upon the POB Parcel, no right to any off-site facilities will be necessary to insure compliance by the Project with all environmental protection, public highway, water use, zoning, building, fire, health, safety or similar statutes, laws, ordinances, codes, rules, regulations, orders and decrees.

         5.10 Construction Contract. Pursuant to the Construction Contract, the Contractor has agreed to construct the Improvements. The Construction Contract is in full force and effect, unamended, and no default exists thereunder by either party thereto. In the event of any conflict between the terms of the Construction Contract, other Subcontracts and this Agreement or any other Loan Document, Borrower shall abide by and shall cause the applicable Contractor to act in accordance with the provisions of the Loan Documents.

         5.11 Subcontracts. Pursuant to the requirements of Paragraph 7.15 below, Borrower will promptly deliver to Lender true, complete and correct copies of all Subcontracts that are entered into after the date hereof.

         5.12 Plans and Specifications. Borrower has delivered to Lender true, complete and correct copies of all of the Plans and Specifications listed in EXHIBIT "D" attached hereto and the plans and specifications listed in EXHIBIT "D" are the Plans and Specifications which have been approved by Lender.

         5.13 Budget. The Budget is a true, complete and correct budget with respect to Project Costs. The total of all Project Costs as specified in the Budget will not exceed $33,160,000.

         5.14 Hazardous Materials. Except as set forth in the Reports (as defined in the Deed of Trust) and otherwise disclosed to Lender, neither Borrower or Guarantor has any knowledge of any Hazardous Materials that have been generated, released, stored or deposited over, beneath or on the Land or in any structure located on the Land. No Hazardous Materials will be used in the construction of all or any portion of the Project, nor, to the best of Borrower's knowledge after due inquiry, has any part of the Land been used for or as a land fill, the result of which could impose any liability against Borrower, Lender or the Project under any applicable law or regulation, including, without limitation the laws and regulations mentioned in the definition of

"Hazardous Materials" set forth above. Borrower covenants that it shall indemnify, hold harmless and defend Lender from any and all claims, losses, damages, response costs and expenses (collectively, "Claims") arising out of or in any way relating to the past, present or future presence, removal or disposal of any Hazardous Materials over, beneath, in or on the Project regardless of whether such presence, removal or disposal constitutes a breach of the representations, warranties, covenants and agreements set forth in this paragraph, including, but not limited to: (a) claims of third parties (including governmental agencies) for damages, penalties, response costs, injunctive or other relief; (b) costs of removal and restoration, including fees of attorneys and experts and costs of reporting the existence of any Hazardous Materials to any governmental agency; and (c) any and all expenses or obligations incurred at, before and after any trial or appeal therefrom, including without limitation, attorneys' fees, witness fees, deposition costs, photocopying charges and other expenses, all of which shall be paid by Borrower when incurred. The provisions of the foregoing representations, warranties and covenants shall not limit the provisions of the Indemnity Agreement and the rights, remedies and protections herein and therein shall be cumulative.

         5.15 Financing Statements. There are no UCC financing statements in effect other than those to be filed and/or recorded by Lender which name Borrower as debtor and pertaining to any rights in any of the Personal Property.

         5.16 Event of Default. No Event of Default has occurred, and no event or condition exists, that with the giving of notice, the passage of time or both could constitute an Event of Default.

         5.17 Sale Agreements. Except for the agreements providing for the Borrower's affiliate acquisition in the Ground Lessor or as set forth in the Master Lease with respect to certain rights of first refusal, there are no sale contracts affecting all or any portion of the Project as of the date hereof.

5.18 Environmental Matters. There are no facilities on the Real Estate that are subject to reporting under $312 of the federal Emergency Planning and Community Right-To-Know Act of 1986, 43 U.S.C. Section 11022, and federal regulations promulgated thereunder. Except as set forth in the Reports or otherwise disclosed by Borrower to Lender, the Real Estate does not contain any underground storage tanks.

         5.19 The Lease. The Ground Lease and the Master Lease are in full force and effect and there are no events of default thereunder.

         5.20 Continuation of Representations and Warranties. All representations and warranties which have been made by Borrower shall be true in all respects at the time of each disbursement of the Loan, and in the event of any material breach, misrepresentation or omission, Lender shall have the absolute right to terminate its obligations under this Agreement (without any obligation to refund any loan fees previously paid), and upon demand by Lender,

Borrower shall reimburse Lender for the Loan Expenses, and Lender shall be entitled to recover from Borrower all losses and damages resulting therefrom.

6. CASUALTIES AND CONDEMNATION.

         6.1 Lender's Election to Apply Proceeds on Indebtedness.

                  (a) Subject to the provisions of Section 6.l(b) below, Lender may elect to collect, retain and apply upon the indebtedness of Borrower under this Agreement or any of the other Loan Documents all proceeds of insurance or condemnation (individually and collectively referred to as "Proceeds") after deduction of all expenses of collection and settlement, including attorneys' and adjusters' fees and charges. Any proceeds remaining after repayment of the indebtedness under the Loan Documents shall be paid by Lender to Borrower.

                  (b) Notwithstanding anything in Section 6.l(a) to the contrary, in the event of any casualty to the Improvements or any condemnation of part of the Project, Borrower shall have the option of applying the Proceeds to restoration of the Improvements if (i) no Event of Default exists, (ii) all Proceeds are deposited with Lender,
         (iii) in Lender's reasonable judgment, the amount of Proceeds available for restoration of the Improvements (together with undisbursed proceeds of the Loan, if any, allocated for the cost of the Construction and any sums or other security acceptable to Lender deposited with Lender by Borrower for such purpose) is sufficient to pay the full and complete costs of such restoration, (iv) neither the Lease nor the Ground Lease will be terminated as a result of such casualty or condemnation, (v) if the cost of restoration exceeds twenty percent (20%) of the Loan Amount, in Lender's sole determination after completion of restoration the Loan Amount (as the same may be reduced by Borrower) will not exceed 75% of the fair market value of the Project, (vi) in Lender's reasonable determination, the Project can be restored to an architecturally and economically viable project in compliance with applicable Laws, and (vii) in Lender's reasonable determination, such restoration is likely to be completed not later than three months prior to the Original Maturity Date or the Extended Maturity Date, as applicable.

         6.2 Borrower's Obligation to Rebuild and Use of Proceeds Therefor. In case Lender does not elect to apply or does not have the right to apply the Proceeds to the indebtedness, as provided in Section 6.1 above, Borrower shall:

                  (a) Proceed with diligence to make settlement with insurers or the appropriate governmental authorities and cause the Proceeds to be deposited with Lender;

                  (b) In the event of any delay in making settlement with insurers or the appropriate governmental authorities or effecting collection of the Proceeds, deposit with Lender the fully amount required to complete construction as aforesaid;

         (c) In the event the Proceeds and the available proceeds of the Loan are insufficient to assure the Lender that the Loan will be In Balance, promptly deposit with Lender any amount necessary to place the Loan in Balance; and

         (d) Promptly proceed with the assumption of construction of the Improvements, including the repair of all damage resulting from such fire, condemnation or other cause and restoration to its former condition.

         Any request by Borrower for a disbursement by Lender of Proceeds and funds deposited by Borrower shall be treated by Lender as if such request were for an advance of the Loan hereunder, and the disbursement thereof shall be conditioned upon Borrower's compliance with and satisfaction of the same conditions precedent as would be applicable under this Agreement for an advance on the Loan.

7.       BORROWER'S COVENANTS.

         7.1 Manner of Construction. Borrower shall, at its expense, cause the Work to be diligently and expeditiously carried out, in a good and workmanlike manner, in accordance with the Plans and Specifications and all applicable laws, ordinances and regulations. All materials, fixtures, equipment and other articles used in the construction or equipping of the Project shall comply with the Plans and Specifications. Subject to Force Majeure, Borrower shall cause the Improvements to be completed on or before the Completion Date.

         7.2 Certificate of Completion. Within thirty days after the Project is substantially completed, Borrower shall deliver to Lender a certificate of the Contractor stating that the Project has been completed in substantial accordance with the Plans and Specifications and all applicable laws and regulations.

         7.3 Change Orders. Borrower shall not, without the prior written approval of Lender, make or permit any modification of the Plans and Specifications, or amend or modify the Construction Contracts, or enter into any change orders or additional contracts for the performance of any portion of the Work; provided, however, Borrower shall have the right to enter into one or more amendments, change orders or additional contracts so long as (i) no Event of Default or event or circumstance that with the passage of time, the giving of notice, or both, would constitute an Event of Default, then exists under this Agreement or any of the other Loan Documents, (ii) such amendment, change order or additional contract does not involve work of a structural nature or modify the exterior of the Improvements and does not increase the total Project Cost in excess of Thirty-Three Million One Hundred Sixty Thousand Dollars ($33,160,000), and (iii) following the implementation of each such amendment, change order or additional contract, the amount of the contingency reserve contained in the Budget shall be an amount reasonably acceptable to the Lender. As a condition precedent to Lender approving any amendment, change order or additional contract, or to Borrower entering into any other contract for the performance of any portion of the Work, Borrower shall, immediately upon request of Lender and prior to commencing any Work relating to any such amendment, change order or additional contract, deposit with Lender an amount of money as reasonably determined by the Lender after taking into account the additional costs and expenses resulting from said amendment, change order, or additional contract.

         7.4 Compliance with Laws. Borrower shall comply or cause compliance with all applicable building codes, zoning ordinances, environmental protection, health and safety laws and regulations and other laws and regulations governing the construction, development, use and operation of the Project and the development, operation and sale of the Improvements. Evidence of such compliance shall be submitted to Lender on request.

         7.5 Inspection. Borrower shall permit inspection of the Project by Lender, the Consultant and any other agent or designee of Lender. in addition, upon prior reasonable notice, Borrower shall permit Lender an/or its agents and designees access to and the right to inspect, audit and copy all books, records, contracts, leases and other documents and information relating to Borrower or the Project. All such books, records and accounts of operations relating to the Project shall be kept in accordance with sound accounting practices consistently applied. Borrower shall promptly respond to any inquiry from Lender for information with respect to the Project which information may be verified by Lender at Borrower's expense; provided, however, that Lender shall at all times be entitled to rely upon any statements or representations made by Borrower or any agent thereof.

         7.6 Mechanics' Liens. Borrower shall not permit any mechanics' lien claims to be filed or otherwise asserted against the Project or against any funds due any contractor or subcontractor, and Borrower shall promptly (and in any event within fifteen days after Borrower has received notice of such filing) discharge or cause to be discharged the same in case of the filing of any claims for lien or proceedings for the enforcement thereof; provided that in connection with any such lien or claim which Borrower may in good faith desire to contest, Borrower may contest the same by appropriate legal proceedings diligently prosecuted, but only if Borrower shall furnish to the Title Company such security or indemnity as the Title company requires to induce the Title Company to issue an endorsement to the Title Policy insuring over the exception created by such lien, and provided further, that Lender shall not be required to make any further disbursements of the Loan until any mechanics' lien claims have been so insured against by the Title Company.

         7.7      Release by Lender. With respect to the matters set forth in
Section 7.6 above, if Borrower shall (a) fail promptly to discharge any asserted liens or claims, or (b) fail promptly to contest asserted liens or claims or to give security or indemnity in the manner provided in Section 7.6 above, or (c) having commenced to contest the same, and having given such security or indemnity, fail to prosecute such contest with diligence, or to maintain such indemnity or security so required by the Title company for its full amount, or
(d) upon adverse conclusion of any such contest, fail promptly to cause any judgment or decree to be satisfied and lien to be released, then lender may, but shall not be required to, upon prior written notice to Borrower procure the release and discharge of any such claim and any judgment or decree thereon and, further, may, in its sole discretion, effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Company, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursements of the proceeds of the Loan hereunder and shall bear interest from the date so disbursed until paid at the Default Rate. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

         7.8 Financial Statements; Reports. During the term of the Loan, Borrower will furnish to Lender: (i) on or before April 30 of each year annual operating statements and balance sheets for Borrower, Foundation Surgical Associates, Inc., and financial statements of each Limited Guarantor; (ii) within thirty (30) days after the same are filed, copies of the federal tax returns for each Limited Guarantor, Borrower and the Trust together with copies of all filings by the Trust with the Securities and Exchange Commission; and
(iii) from and after the commencement of occupancy of the Tenant within thirty
(30) days following the end of each calendar quarter operating statements of the Borrower and Tenant. With respect to Foundation Surgical Associates, Inc. and the individual Limited Guarantors, failure to furnish such financial statements or tax returns shall not be an Event of Default hereunder so long as Borrower makes a responsible effort to do so.

         7.9 Affirmation of Representations and Warranties. Borrower agrees that all representations and warranties of Borrower contained in Article 5 hereof shall remain true in all material respects at all times until the Loan is repaid in full.

         7.10 Title. Except for (a) the Deed of Trust and other security for the Loan, and (b) the Permitted Exceptions, Borrower shall keep the title to the Real Property and the Personal Property free of all liens, claims and encumbrances, whether senior or junior to or at parity with the Deed of Trust and such other security, subject, however, to Borrower's right to contest mechanics' liens provided in Section 7.6 above.

         7.11 Proceedings Affecting Property. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the construction, occupancy, use, maintenance or operation of the Project, or any portion thereof, Borrower shall cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and shall, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings. All such proceedings, including without limitation, all of Lender's costs, and fees and disbursements of Lender's counsel in connection with any such proceedings, whether or not Lender is a party thereto, shall be at Borrower's expense. To the extent that Lender incurs any such expenses, including attorneys' fees and fees and charges for court costs, bonds and the like, Borrower shall reimburse Lender for such expenses and the amount due Lender shall bear interest from the date so incurred by Lender until repaid to Lender at the Default Rate and shall be payable to Lender on demand. The foregoing provisions of this Section 7.11 shall not limit or affect the provisions of Section 10(i) below.

         7.12 Disposal and Encumbrance of Property. Except for the Lease and the Subordinate Loan, Borrower shall not, without Lender's prior written consent, suffer, permit or enter into any agreement for any sale, lease, transfer, or in any way encumber or dispose of or grant or suffer any security or other assignment (collateral or otherwise) of or in all or any portion of the Project. Any consent given by Lender or deemed to have been given by Lender, or any waiver of default under this Section 7.12, shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent default hereunder.

         7.13 Insurance. Borrower shall obtain and at all times maintain the insurance required upon the terms of the Deed of Trust Borrower shall pay all premiums on all insurance policies required from time to time under this Agreement, and thirty days prior to expiration of any such policies, Borrower shall furnish to Lender, with premiums prepaid, additional and renewal policies in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may, but shall not be required to, place insurance and treat the amounts expended therefor as disbursements of Loan proceeds and such amounts from the date so expended by Lender until repaid to Lender shall bear interest at the Default Rate. Borrower shall not store materials or supplies on the Project site without first providing to Lender evidence of insurance covering such materials or supplies, in form and substance satisfactory to Lender.

         7.14 Performance of Obligations; Notice of Default. Borrower shall promptly and fully perform and comply in all respects with the obligations, terms, agreements, provisions and requirements of this Agreement and the other Loan Documents and all other documents and instruments relating thereto and will not permit to occur any default or breach hereunder or thereunder. Borrower shall promptly give to Lender notice of the occurrence of any event which does or would with the passage of time or the giving of notice, or both, constitute an Event of Default, or have any material adverse effect on any security for the Loan or on Borrower's ability to perform its obligations under this Agreement or any of the other Loan Documents or on the Guarantors' ability to perform his obligations under the Guaranty and the other Loan Documents to which they are parties.

         7.15 Subcontracts. Within ten days after being executed, Borrower shall deliver to Lender a copy of each Subcontract entered into by the Contractor for an amount exceeding $500,000.

         7.16 Restrictions Affecting Borrower. Borrower covenants and agrees that, without the prior written consent of Lender, there shall not occur: (i) any amendment or modification of the Certificate of Limited Partnership or Partnership Agreement establishing or governing Borrower, (ii) the release or discharge of any partner of Borrower, or (iii) the admission of any new partner.

         7.17 Use of Receipts. Borrow shall cause all rents and other income and receipts realized and received by Borrower from and in connection with the Project during the term of the Loan to be used, first for the purpose of paying interest on the Loan in accordance with Paragraph 4.9 above, and then for the actual costs and expenses incurred by Borrower in connection with the ownership, operation, management and repair of the Project, including without limitation, operating expenses, real estate taxes and insurance premiums.

         7.18 Compliance. Borrower shall use its best efforts to cause Tenant to comply in all respects with the terms of that certain advisory opinion issued by the United States Department of Health and Human Services dated July 8, 2004.

         7.19 Additional Documents. Borrower shall not record any document pertaining to the title to the Land without the prior written approval of Lender of the form and substance of such documents.

8. LOAN EXPENSES. Borrower agrees to pay all of the Loan Expenses. Any Loan Expenses paid by Lender shall bear interest commencing on the date demand for repayment thereof is made by Lender until paid at the Default Rate and shall be paid by Borrower upon demand, or may be paid by Lender at any time by disbursement of proceeds of the Loan. Any Loan Expenses paid by Lender shall be reimbursed to Lender by Borrower regardless of whether there shall be any disbursements of the Loan.

9. LENDER'S REPRESENTATIVES. Lender, at Borrower's expense as identified in the Budget, shall have the right to engage third party personnel in connection with negotiation, documentation and administration of the Loan, including without limitation, the Consultant, to (i) review the Plans and Specifications, (ii) review Borrower's final construction budget, (iii) conduct monthly inspections of the Work and report on the progress of construction thereof, (iv) review all change orders, (v) review applications for disbursements and accompanying documents, (vi) issue reports and certificates to Lender, (vii) inspect the structural, mechanical, electrical, plumbing, HVAC and roof systems constituting the Work, (viii) determine whether the Work has been completed in accordance with the Plans and Specifications, and (ix) provide other services a requested by Lender, and Borrower shall fully cooperate with the Consultant and other personnel in all reasonable respects in connection therewith.

10. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default":

                  (a) Failure by Borrower or any other obligor to pay any installment of principal or interest or any other amount payable pursuant to the Note, this Agreement, the Indemnity Agreement or any of the other Loan Documents on or before the fifth day after the date when such amount is due and payable.

                  (b) Failure by Borrower to promptly perform or cause to be performed any non-monetary obligation or observe any non-monetary condition, covenant, term, agreement or provision required to be performed or observed by Borrower or Guarantor under this Agreement, the Note, the Deed of Trust, the Indemnity Agreement or any of the other Loan Documents; provided, however, ,that if such failure by its nature can be cured, then so long as the continued operation and safety of the Project, and the priority, validity and enforceability of the lien created by the Deed of Trust or any of the other Loan Documents and the value of the Project are not imminently impaired, threatened or jeopardized, then Borrower shall have a period (the "Cure Period") of thirty (30) days after written notice from Lender of any such failure of performance or observance to cure or cause the cure of the same, and an Event of Default shall not be deemed to exist during the Cure Period, provided further that if Borrower commences to cure such failure during the Cure Period and is diligently and in good faith attempting to effect such cure, the Cure Period shall be extended for thirty additional days, but in no event shall the Cure Period be longer than sixty days in the aggregate. The foregoing Cure Period is intended only to apply in circumstances not referred to in any of the other paragraphs of this Section 10; Borrower's right to a grace or cure period, if any, with respect to such other circumstances are to be governed by the provisions of such other paragraphs.

         (c) The existence of any material inaccuracy or untruth in any representation, covenant or warranty contained in this Agreement or any other Loan Documents, or of any statement or certification as to facts delivered to Lender by or on behalf of Borrower, Guarantor or any other applicant for the Loan.

         (d) A discontinuance of the construction of the Work for a period of thirty consecutive business days (unless otherwise approved by Lender), other than a discontinuance resulting from Force Majeure events (it being understood that a delay caused by an insufficiency of funds shall not be deemed to be beyond the control of Borrower), or any delay in the Work, other than Force Majeure events, the result of which may be, in Lender's sole judgment, that the Work will not be substantially completed on or before the Completion Date.

         (e) At any time Borrower or a Guarantor files a voluntary petition in bankruptcy, or institutes (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or admits in writing his or its inability to pay his or its debts as they mature, or makes an assignment for the benefit of his or its creditors, or seeks or consents to the appointment of any receiver, trustee or similar officer for all or any substantial part of his or its property.

         (f) The commencement of any involuntary petition in bankruptcy against Borrower or Guarantor or the institution against Borrower or Guarantor of any reorganization, arrangement, composition, readjustment, dissolution, liquidation or similar proceedings under any present or future federal, state or other statute or law, or the appointment of a receiver, trustee or other officer for all or any substantial part of the property of Borrower or Guarantor which remains undismissed or discharged for a period of sixty (60) days.

                   (g) The disapproval by Lender at any time of any Work for failure to comply with the Plans and Specifications or any other provisions of this Agreement, and Borrower's failure to cause the same to be corrected to the satisfaction of Lender within fifteen business days after the date Borrower is given written notice of such disapproval.

                  (h) Any sale, transfer, lease, assignment, conveyance, financing, lien, encumbrance or other transaction made in violation of
         Section 7.12 or 7.16 above.

                  (i) Failure of Borrower for a period of thirty days after Lender's demand to procure the reversal, dismissal or disposition to Lender's satisfaction of any order enjoining or otherwise preventing or declaring invalid or unlawful the construction, occupancy, maintenance, operation or use of the Project, or any portion thereof, in the manner required by the terms of this Agreement, or of any proceedings which could affect the validity or priority of the lien of the Deed of Trust or any of the other security for the Loan, or which could materially affect Borrower's ability to perform its obligations under this Agreement or the other Loan Documents or Guarantor's obligations under the Guaranty.

                  (j) The attachment, seizure, levy upon or taking of possession by any receiver, custodian or assignee for the benefit of creditors of all or a substantial part of the property of Borrower or Guarantor which is not stayed or dismissed within thirty days after the occurrence thereof.

                  (k) The assignment or attempted assignment of this Agreement by Borrower without Lender's prior written consent.

                  (l) The occurrence of an uncured event of default under the Ground Lease or a payment default under the Master Lease (and the same is not cured within one hundred twenty (120) days) or a termination thereof.

11.      EXERCISE OF REMEDIES.

         11.1 Remedies. Upon the occurrence of any Event of Default, Lender, in addition to availing itself of any remedies conferred upon it by law and by the terms of the Note, the Deed of Trust and the other Loan Documents, may pursue any one or more of the following remedies first, concurrently or successively with each other and with any other available remedies, it being the intent hereof that none of such remedies shall be to the exclusion of any others:

                  (a) Take possession of the Project and complete the Work and do anything necessary or desirable in Lender's sole judgment to fulfill the obligations of Borrower.

         hereunder, including either the right to avail itself of and procure performance of the Construction Contract, any Subcontracts or any other contract entered into for the performance of all or any portion of the Work (or any substitute therefor), or to let new or additional contracts with the same contractors or subcontractors or others, and to employ watchmen to protect the Project from injury. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution (i) to complete the Work in the name of Borrower; (ii) to use portions of the Loan or other funds which may be reserved, escrowed or set aside for any purposes hereunder at any time to complete the Work; (iii) to make changes in the Plans and Specifications which shall be reasonably necessary or reasonably desirable to complete the Work; (iv) to retain or employ new general contractors, subcontractors, architects, engineers and inspectors as shall be required for such purposes; (v) to pay, settle or compromise all existing bills and claims, which may be liens or security interests or to avoid such bills and claims becoming liens or security interests against the Project, or as may be necessary or desirable for the completion of the Work or for the clearance of title;
         (vi) to execute all applications and certificates in the name of Borrower which may be required by any of the Loan Documents; (vii) to prosecute and defend all actions or proceedings in connection with the Work; (viii) to take such action and require such performance as it deems necessary under any of the bonds to be furnished pursuant to the provisions hereof and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; it being understood that the foregoing power of attorney is coupled with an interest and cannot be revoked. All sums expended by Lender pursuant to this Article 11 shall be deemed to have been paid to Borrower and secured by the Deed of Trust and the other Loan Documents, and shall bear interest at the Default Rate until repaid to Lender.

                  (b) Withhold further disbursements of proceeds of the Loan.

                  (c) Declare the unpaid indebtedness evidenced by the Note to be immediately due and payable.

                  (d) Exercise any of the rights and remedies contained in this Deed of Trust and/or any of the other Loan Documents and/or exercise any other rights and remedies that Lender may have at law or in equity.

                  (e) Apply the balance of any deposits made with Lender toward the repayment of the Loan.

12.      MISCELLANEOUS.

         12.1 Additional Indebtedness. If any advances or payments made by Lender pursuant to this Agreement or any other Loan Document, together with disbursements of the Loan, shall exceed the aggregate face amount of the Note, all such advances and payments shall constitute additional indebtedness secured by the Deed of Trust and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

         12.2 Additional Acts. Borrower shall, upon request, execute and deliver such further instruments and documents and do such further acts and things as may be reasonably required to provide to Lender the evidence of and security for the Loan contemplated by this Agreement.

         12.3 Loan Agreement Governs. In the event of any inconsistency between any provision of this Agreement and any provision of any other Loan Document, the provision of this Agreement shall govern; provided, however, that the provisions of all of the Loan Documents shall be construed as an integrated set of provisions governing the Loan and, accordingly, shall be interpreted and construed liberally to give the maximum validity, enforceability and effect to all of such provisions.

         12.4 Additional Advances. If an Event of Default shall occur, Lender may, but shall not be obligated to, take any and all actions to cure such default, and all amounts expended in so doing, all Loan Expenses and all other amounts paid or advanced by Lender pursuant to the Loan Documents, and all other amounts advanced by Lender in connection with the performance of the Work or preserving any security for the Loan, shall constitute additional advances of the Loan, shall be secured by the Deed of Trust and all other security for the Loan, and shall bear interest at the Default Rate from the date advanced until paid.

         12.5 Amendment; Waiver; Approval. This Agreement shall not be amended, modified or supplemented without the written agreement of Borrower and Lender at the time of such amendment, modification or supplement. No waiver of any provision of this Agreement or any of the other Loan Documents shall be effective unless set forth in writing signed by the party making such waiver, and any such waiver shall be effective only to the extent therein set forth. Failure by Lender to insist upon full and prompt performance of any provisions of this Agreement or any of the other Loan Documents, or to take action in the event of any breach of any such provision or upon the occurrence of any Event of Default, shall not constitute a waiver of any rights of Lender, and Lender may at any time thereafter exercise all available rights and remedies with respect to such breach or Event of Default. Receipt by Lender of any instrument or document shall not constitute or be deemed to be an approval thereof. Any approvals required under any of the other Loan Documents must be in writing, signed by Lender and directed to Borrower.

         12.6 Notice. All notices, communications and waivers under this Loan Agreement shall be in writing and shall be (i) delivered in person or (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or (iii) by overnight express carrier, addressed in each case as follows:

                  To Lender:        The Huntington National Bank
                                    201 North Illinois Street, Suite 1800
                                    Indianapolis, Indiana 46204

                                   Attention: Jacqueline E. McNeelan

                  With copy to:    Barnes & Thornburg
                                   11 South Meridian Street
                                   Indianapolis, Indiana 46204
                                   Attention: Richard L. Johnson, Esq.

                  To Borrower:     c/o Windrose Medical Property Trust
                                   Attn: Frederick L. Farrar, President
                                   3502 Woodview Trace, Suite 210
                                   Indianapolis, Indiana 46268

                  With copy to:    Daniel R. Loftus, Esq.
                                   General Counsel
                                   Windrose Medical Properties Trust
                                   7101 Executive Center Drive
                                   Suite 250
                                   Brentwood, TN 37027


or to any other address as to either of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 12.6 shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight, express carrier, then on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the earlier of the third Business Day following the day sent or when actually received.

         12.7 Benefit; Assignment. The rights, powers and remedies of Lender under this Agreement shall inure to the benefit of Lender and its successors and assigns. The rights and obligations of Borrower under this Agreement may not be assigned and any purported assignment by Borrower shall be null and void.

         12.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         12.9 Indemnity. Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses (including reasonable attorneys' fees and court costs) of whatever kind or nature which may be imposed on, incurred by or asserted against Lender at any time which relate to or arise from the performance of the Work, the offer to rent all or any portion of the Project and/or the ownership, use, operation or maintenance of the Project, including without limitation, any brokerage commissions or finder's fees asserted by, through or under Borrower against Lender with respect to the making of the Loan and any damages incurred by Lender by reason of the construction of Borrower and Lender as having the relationship of joint venturers or partners or Borrower or Lender being deemed to have acted as agent for the other, except to the extent such liability, obligation, loss, damage, claim, cost or expense arises or results directly from the gross negligence or willful misconduct of Lender, its agents or its representatives following the date, if any, on which Lender becomes mortgagee in possession of the Project or if Lender does not become mortgagee in possession of the Project, the date, if any, on which Lender or its nominee acquires title to the Project. To the extent the provisions of this Section 12.9 are inconsistent with the terms and provisions of the Deed of Trust, the provisions of the Deed of Trust shall be deemed controlling.

         12.10 Headings. The titles and headings of the articles and paragraphs of this Agreement have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

         12.11 No Partnership or Joint Venture. Lender, by executing and performing this Agreement shall not become a partner or joint venturer with Borrower or any partner of Borrower or any of their respective associates or affiliates and all inspections of the Project herein provided for are for the sole benefit of Lender.

         12.12 Time is of the Essence. Time is of the essence of the payment of all amounts due Lender under this Agreement and performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement and the other Loan Documents.

         12.13 Invalid Provisions. In the event any one or more of the provisions contained in this Agreement or in any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other Loan Document, and this Agreement and the other Loan Documents shall be construed as if such invalid, illegal or unenforceable provision had never been in the Loan Documents.

         12.14 Offset. Without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness relating to the Project or its operation and now or hereafter owing to Borrower by Lender (including, without limitation, any amounts on deposit in any demand, time, savings, passbook or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Deed of Trust or any of the other Loan Documents.

         12.15 Acts by Lender. Notwithstanding anything herein contained to the contrary, Lender will not be required to make any disbursement or perform any other act under this Agreement if, as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

         12.16 Joint and Several Liability; Binding Provisions. The obligations and liabilities of Borrower under this Agreement shall be joint and several. The covenants, warranties, agreements, obligations, liabilities and responsibilities of Borrower under this Agreement shall be binding upon and enforceable against Borrower and its legal representatives, administrators, successors and permitted assigns.

         12.17 Counterparts. This Agreement may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same Agreement.

         12.18 No Third Party Borrower. This Agreement is only for the benefit of the parties hereto. No other person or entity shall be entitled to rely on any matter set forth herein without the prior written consent of such parties.

         12.19 Sign. Subject to compliance with applicable laws, codes and ordinances, Lender reserves the right to publicize the making of the Loan in any manner it deems appropriate, including, without limitation, advertisements in trade journals and newspapers. In addition, Borrower agrees that Lender shall have the right to erect and maintain a sign at the Project, at Lender's expense, in a prominent location for the first twelve months of the Loan. Lender acknowledges and agrees that any public announcement of this Loan will not be made by Lender without the prior approval of Borrower, which will not be unreasonably withheld or delayed.

         12.20 WAIVER OF RIGHT TO JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    BORROWER

                                    WMPT BELLAIRE, L.P. a Virginia Limited
                                    Partnership
                                    By its sole General Partner
                                    WMPT Bellaire Properties, L.L.C.
                                    A Virginia Limited Liability Company


                                    By:  /s/ Frederick L. Farrar
                                         --------------------------------------
                                         Frederick L. Farrar, President


                                    LENDER

                                    THE HUNTINGTON NATIONAL BANK, a
                                    national banking association


                                    By:  /s/ Jacqueline E. McNeelan
                                         --------------------------------------
                                         Jacqueline E. McNeelan, Vice President